TOUCHSTONE ETF TRUST
(the “Trust”)
Supplement dated July 18, 2023, to the current Statement of Additional Information (“SAI”), as may be supplemented, for each series of the Trust
The information in this Supplement contains new and additional information beyond that in the SAI for the Trust and should be read in conjunction with the aforementioned. Capitalized terms not defined in this Supplement have the meaning ascribed to them in the SAI.
Effective immediately, the second paragraph under the heading “Determination of Net Asset Value” is hereby removed and replaced with the following:
“The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation as quoted by one or more sources.”
Effective immediately, the first paragraph under the sub-heading “Placement of Purchase Orders,” under the heading “Purchases and Redemptions” is hereby removed and replaced with the following:
“To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of a Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time the applicable NAV is calculated and the order window, as established for the Fund, is closed (“Cutoff Time”). For Foreign ETFs, a purchase order must be submitted between 4:01 p.m. and 5:30 p.m. Eastern Time to be calculated using the next Business Day’s NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders requesting a change in the Deposit Securities as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets” (defined below)), or all-cash orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash payments until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).”
Effective immediately, the first paragraph under the sub-heading “Placement of Redemption Orders,” under the heading “Purchases and Redemptions” is hereby removed and replaced with the following:
“To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of a Fund on a Business Day generally before the time as of which that day’s NAV is calculated. The NAV of each Fund is calculated and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time, or at the time as of which the NYSE establishes official closing prices) on each day that the NYSE is open. For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the Cutoff Time. For Foreign ETFs, a redemption order must be submitted between 4:01 p.m. and 5:30 p.m., Eastern Time, to be calculated using the next Business Day’s NAV. Foreign ETF orders seeking the next Business Day’s NAV which are submitted after 5:30 p.m. Eastern Time or seeking the same Business Day’s NAV may be permitted with prior notice. Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. On days when the applicable Exchange or the bond markets close earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier in the day. Orders requesting a change in the Fund Redemption as disseminated through NSCC for that Business Day, non-standard orders (e.g., “Custom Baskets”), or all-cash redemption orders generally must be received in proper form and accepted by the Trust at least three hours prior to Cutoff Time (1:00 p.m. Eastern Time), for both the Domestic ETF orders and Foreign ETF orders seeking the same Business Day’s NAV. For Domestic ETFs, notwithstanding the foregoing, the Trust may, but is not required to, permit non-standard orders and/or all-cash redemptions until 4:00 p.m., Eastern Time, or until the market close (in the event an Exchange closes early).”

There are no additional changes to the SAI except those described herein.
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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 · TouchstoneInvestments.com
Touchstone Funds are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-2657-SAI-S1-2307